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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 29, 2001

INTERDENT, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware
(State or Other Jurisdiction of
Incorporation or Organization)

000-25549 (Commission File Number)	95-4710504 (I.R.S. Employer Identification No.)
222 North Sepulveda Boulevard, Suite 740 El Segundo, California 90245-4340 (Address of Principal Executive Offices) (Zip Code)
(310) 765-2400 (Registrant's telephone number, including area code)

    This amendment to the report on Form 8-K filed on June 29, 2001 is being filed for the purpose of including the letter from KPMG, LLP regarding change in certifying accountant as Exhibit 16 and should be read in conjunction with the report on Form 8-K filed on June 29, 2001.

Item 7. Financial Statements and Exhibits.

  (c)
  Exhibits.

  16.
  Letter from KPMG, LLP regarding Change in Certifying Accountant.

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERDENT, INC.
Date: July 13, 2001	By:	/s/ MICHAEL T. FIORE Michael T. Fiore Co-Chairman and Chief Executive Officer

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  Item 7. Financial Statements and Exhibits.
SIGNATURE